UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 10, 2003
                                                         -----------------


                               RTIN HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      Texas
                 (State of Other Jurisdiction of Incorporation)

               001-13559                                  75-2968064
        (Commission File Number)               (IRS Employer Identification No.)

           911 N.W. Loop 281
               Suite 409
            Longview, Texas                                 75602
(Address of Principal Executive Offices)                  (Zip Code)

                                 (903) 295-6800
              (Registrant's Telephone Number, Including Area Code)

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Item 12. Results of Operations and Financial Condition.

         On November 10, 2003 the Company reported results for the quarter ended September 30, 2003.



Item 7.  Exhibits.

         (c)      The following documents are filed as exhibits to this Report:

         99.1     Press release dated November 10, 2003



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                               RTIN HOLDINGS, INC.


Date:       November 10, 2003                    By:  /s/ Curtis A. Swanson
                                                    ----------------------------
                                                    Curtis A. Swanson, President



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EXHIBIT INDEX

99.1     Press Release dated November 10, 2003.